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EXHIBIT 24

                                 POWER ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Enid Tanenhaus, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Post Effective Amendment to Form S-8 dated December 20, 2006, the Registration Statement on Form S-8 dated December 20, 2006, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, and each of them, and agents or their substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.


/s/ James R. Lewis                Chairman of the Board and Director           December 20, 2006
---------------------------                                                    -----------------
James R. Lewis

/s/ Phillip H. Britt              Director                                     December 20, 2006
---------------------------                                                    -----------------
Phillip H. Britt

/s/ Lori S. Komstadius            Director                                     December 20, 2006
---------------------------                                                    -----------------
Lori S. Komstadius

/s/ Roy E. Posner                 Director                                     December 20, 2006
---------------------------                                                    -----------------
Roy E. Posner

/s/ Robert A. Tinstman            Director                                     December 20, 2006
---------------------------                                                    -----------------
Robert A. Tinstman

/s/ Adrian M. Tocklin             Director                                     December 20, 2006
---------------------------                                                    -----------------
Adrian M. Tocklin

/s/ John F. Welch                 Director                                     December 20, 2006
---------------------------                                                    -----------------
John F. Welch